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                                                                    EXHIBIT 10.2


                             GENESEE & WYOMING INC.

                    STOCK OPTION PLAN FOR OUTSIDE DIRECTORS


    This GENESEE & WYOMING INC. STOCK OPTION PLAN FOR OUTSIDE DIRECTORS (this "Plan"), effective ___________, 1996, is established to attract, retain and compensate highly qualified individuals who are not employees or affiliates of Genesee & Wyoming Inc., a Delaware corporation (the "Company"), or any of its subsidiaries, for their service as members of the Board of Directors of the Company (the "Board of Directors"), and to enable them to increase their ownership of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"). As used herein, the term "Shares" shall mean the Class A Common Stock or such other securities, if any, as may result from an adjustment under Section 10 hereof.

    1. ELIGIBILITY. Each member of the Board of Directors (including any member elected after the effective date of this Plan) who is neither an employee of the Company or any of its subsidiaries, nor an employee or other representative of a significant stockholder of the Company (each, a "Participating Director"), is eligible to participate in this Plan.

    2. STOCK OPTIONS. All stock options granted under this Plan ("Options") shall be non-statutory stock options to purchase Shares.

    3. SHARES AVAILABLE. Subject to adjustment as provided by Section 10 hereof, the total number of Shares which may be issued pursuant to Options granted hereunder shall not exceed 50,000. Shares subject to Options may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any Option is surrendered before exercise, or lapses without exercise, or for any other reason ceases to be exercisable, in whole or in part, the Shares reserved for the unexercised portion thereof shall continue to be available for the grant of Options hereunder.

    4.  GRANTS OF OPTIONS.

        (a) GRANT DATES; NUMBER OF SHARES. As of the closing date of the initial public offering of the Company's securities (the "Closing Date"), each Participating Director shall automatically be granted an Option to purchase 8,000 Shares. Each person who becomes a member of the Board of Directors after the Closing Date (a "New Director"), shall automatically be granted an Option to purchase 2,000 Shares
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on the date he first becomes a Participating Director.  On each of [May 12],
1997 and [May 24], 1998 (each, a "Grant Date"), each New Director in office on such date shall automatically be granted an Option to purchase 1,000 Shares; provided, however that no Options shall be granted on such Grant Dates unless the Company's net income, after taxes, for the then most recently completed fiscal year, as shown on the Company's audited financial statements for that fiscal year, exceeds by at least 10 percent the Company's net income, after taxes, for the immediately preceding fiscal year.

        (b) ELECTION TO DECLINE OPTION. Any Participating Director may, by written notice received by the Company prior to the Grant Date of such Option, elect to decline an Option, in which case such Option shall not be granted to him; provided, however, that at no time shall the Company pay or provide to such Participating Director anything of value in lieu of the declined Option. In addition, any Participating Director may, by written notice received by the Company prior to the Grant Date of such Option, revoke a previous election to decline an Option.

    5. EXERCISE PRICE. The price at which each Option shall be exercisable shall be the fair market value per share (the "Fair Market Value") of the Shares on the Grant Date of such Option. The Fair Market Value of the Shares on the Closing Date shall be the price at which the Shares are sold in the Company's initial public offering. The Fair Market Value of the Shares on any subsequent date shall be the closing price of the Shares on the principal national securities exchange on which the Shares are then listed or admitted to trading (if the Shares are then listed or admitted to trading on any national securities exchange), and the closing price shall be the last reported sale price regular way on such date (or, in case no such sale takes place on such date, the last reported sale price regular way on the next preceding date on which such sale took place), as reported by such exchange. If the Shares are not then so listed on a national securities exchange, the Fair Market Value of the Shares on any date shall be the closing price (the last reported sale price regular way) in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), if the closing price of the Shares is then reported by NASDAQ. If the closing price of the Shares is not then reported by NASDAQ, the Fair Market Value of the Shares on any date shall be deemed to be the mean between the representative closing bid and asked prices of the Shares in the over-the-counter market as reported by NASDAQ. If the Shares are not then reported by NASDAQ, the Fair Market Value of the Shares on any date shall be as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If no member of the National Association of Securities Dealers, Inc. furnishes quotes with respect to the Shares,

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Fair Market Value shall be determined by such other reasonable method as is adopted by resolution of the Board of Directors.

    6. VESTING; EXPIRATION. Each Option shall vest and become exercisable over a three-year period, in increments of one-third on each anniversary date of the Grant Date. Each Option shall expire on the tenth anniversary of the Grant Date, and to the extent any Option remains unexercised on such tenth anniversary, it shall be forfeited.

    7.  CESSATION OF SERVICE.

        (a) CESSATION OF SERVICE. Upon a Participating Director's cessation of service as a member of the Board of Directors for any reason other than his death, only those Options (or portions thereof) that have vested by the date of cessation of service shall thereafter be exercisable by him, and such Options must be exercised within 90 days after cessation of service (but in no event after the expiration of the Option) or they shall be forfeited.

        (b) LOSS OF ELIGIBILITY. If a Participating Director becomes an employee of the Company or otherwise no longer satisfies the requirements for eligibility set forth in Section 1 hereof, then all Options already granted to him hereunder shall continue in full force and effect, in accordance with their original terms, for so long as he remains a member of the Board of Directors, but he shall be entitled to no further grants of Options hereunder.

    8. DEATH. Upon the death of a Participating Director while serving as a member of the Board of Directors, only those Options (or portions thereof) that have vested by the date of death shall thereafter be exercisable by his legal representative, and such Options must be exercised within six months after the date of death (but in no event after the expiration of the Option) or they shall be forfeited.

    9. METHOD OF EXERCISE. An Option shall be exercised by written notice to the Company specifying the number of whole Shares to be purchased and accompanied by full payment, in cash, for such Shares. Alternatively, the exercise price of an Option may be paid, in whole or in part, by delivery of Shares already owned by the Participating Director (or his estate), which will be accepted in exchange at the Fair Market Value of the Shares on the date of exercise. Upon determining that compliance with this Plan has occurred, including compliance with such reasonable requirements as the Company may impose pursuant to Section 11 hereof, the Company shall issue certificates for the Shares purchased.

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    10.  ADJUSTMENT PROVISIONS.  In the event (but only in the event) that:

        (a) in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, the outstanding Shares are exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of the stock or other securities of any other entity; or

        (b) new, different or additional shares or other securities of the Company or of another entity are received by the holders of Shares; or

        (c) any dividend in the form of stock is paid to the holders of Shares, or any stock split or reverse split pertaining to the Shares is effected;

then appropriate adjustments shall be made to:

        (i) the number and kind of shares or other securities that may be issued upon exercise of Options not yet granted;

        (ii) the exercise price per share to be paid upon exercise of each outstanding Option; and

        (iii) the number and kind of shares or other securities covered by each outstanding Option.

    11. TAXES; COMPLIANCE WITH LAWS.

        (a) TAXES. The Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable under this Plan, and the Company may defer making delivery until it is reimbursed or indemnified to its satisfaction for that tax.

        (b) SECURITIES LAWS COMPLIANCE. Each grant of an Option hereunder, and (unless a Registration Statement with respect thereto shall then be effective under the Securities Act of 1933, as amended (the "1933 Act")) each issuance of Shares upon exercise of an Option, shall be conditioned upon the Company's prior receipt of a duly executed letter of investment intent, in form and content satisfactory to counsel for the Company, of the Option holder that such Option and such Shares are being acquired by such Option holder solely for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of

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selling, transferring or disposing of the same.  Any Shares acquired by the
Option holder upon exercise of the Option may not thereafter be offered for sale, sold or otherwise transferred unless (i) a Registration Statement with respect thereto shall then be effective under the 1933 Act, and the Company shall have been furnished with proof satisfactory to it that such Option holder has complied with applicable state securities laws, or (ii) the Company shall have received an opinion of counsel in form and substance satisfactory to counsel for the Company that the proposed offer for sale, sale or transfer is exempt from the registration requirements of the 1933 Act and the Shares may otherwise be transferred in compliance with the 1933 Act and in compliance with any other applicable law, including all applicable state securities laws; and the Company may withhold transfer, registration and delivery of such securities until one of the foregoing conditions shall have been met. Unless a Registration Statement with respect thereto shall then be effective under the 1933 Act, each certificate representing Shares issued upon exercise of an Option shall bear an appropriate legend reflecting the foregoing. Options are exercisable, and Shares can be delivered under this Plan, only in compliance with all applicable federal and state laws and the rules of all stock exchanges or trading markets on which the Shares are listed or traded at any time. An Option may not be exercised, and Shares may not be issued under any Option, until the Company has obtained the necessary consent or approval, if any, of every regulatory body, federal or state, having jurisdiction over such matters as the Company deems advisable.

    12. NOTICES. All notices and other communications required or permitted under this Plan shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopier, addressed as follows: if to the Company, to the Company's principal office at 71 Lewis Street, Greenwich, Connecticut 06830; and if to a Participating Director or his legal representative, to the address last furnished by such person to the Company. Each such notice and communication that is (a) delivered personally shall be deemed to have been given when delivered, (b) given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and (c) given by telex or telecopier shall be deemed to have been given when it is so transmitted and the appropriate answer back is received. A party may change its address for the purpose hereof by giving notice in accordance with the provisions of this Section 12 (provided the notice of change of address shall be deemed given only when received).

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    13.  EFFECT OF ACQUISITION, REORGANIZATION OR LIQUIDATION.

    Notwithstanding any provision to the contrary in this Plan or in any agreement evidencing Options granted hereunder, all Options with exercise periods then currently outstanding shall become immediately exercisable in full and remain exercisable until their expiration in accordance with their respective terms upon the occurrence of either of the following events:

        (a) the first purchase of shares pursuant to a tender or exchange offer which is intended to effect the acquisition of more than 50% of the voting power of the Company (other than a tender or exchange offer made by the Company); or

        (b) approval by the Company's stockholders of: (i) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any reclassification or reorganization of the shares), (ii) a sale or disposition of all or substantially all of the Company's assets, or (iii) a plan of complete liquidation or dissolution of the Company.

    14. ADMINISTRATION AND AMENDMENT OF PLAN. This Plan shall be administered by the Board of Directors. This Plan may be terminated or amended by the Board of Directors as it deems advisable; provided, however, that any amendment that changes the timing of the grant of Options, the eligibility requirements for Participating Directors, the method of determining the exercise price of Options, the vesting schedule or expiration date of Options, or the number of Shares subject to Options shall not be made more frequently than every six months unless otherwise necessary to comply with the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or any regulations thereunder. No amendment of this Plan may revoke or alter in a manner adverse to a Participating Director any Options then outstanding.

    15. NONTRANSFERABILITY. No Option granted under this Plan is transferable other than by will or the laws of descent and distribution. During a Participating Director's lifetime, an Option may only be exercised by him.

    16. NO ADDITIONAL RIGHTS. Except as provided in this Plan, no Participating Director shall have any claim or right to be granted an Option under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any person any right to continue to serve as a member of the Board of Directors. No

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person, estate or other entity shall have any rights as a stockholder of the
Company with respect to Shares subject to Options until a certificate for such Shares has been delivered to the person exercising the Option in accordance with the terms of this Plan.

    17. CHOICE OF LAW. The validity, interpretation and administration of this Plan and of any rules, regulations, determinations or decisions made hereunder, and the rights of any and all persons having or claiming to have any interest herein or hereunder, shall be determined exclusively in accordance with the laws of the State of Delaware (without regard to the choice of law provisions of such laws).

    18. INTERPRETATION. As used herein, and as appropriate to the context, the masculine pronoun shall include the feminine and the neuter, and the singular shall include the plural.



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    THE FOREGOING GENESEE & WYOMING INC. STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
WAS DULY ADOPTED BY THE BOARD OF DIRECTORS OF GENESEE & WYOMING INC. ON _______________, 1996, AND DULY APPROVED AND RATIFIED BY THE STOCKHOLDERS
THEREOF ON __________________, 1996.



                                ---------------------------------
                                JAMES B. GRAY, JR., SECRETARY

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